Exhibit 99.5

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-J

KEY PERFORMANCE FACTORS
March 31, 2001



        Expected B Maturity                                       12/16/02


        Blended Coupon                                             5.4270%



        Excess Protection Level
          3 Month Average  7.45%
          March, 2001  8.04%
          February, 2001  7.42%
          January, 2001  6.87%


        Cash Yield                                  20.67%


        Investor Charge Offs                        4.83%


        Base Rate                                   7.79%


        Over 30 Day Delinquency                     4.90%


        Seller's Interest                           7.37%


        Total Payment Rate                          14.60%


        Total Principal Balance                     $56,622,749,044.91


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,172,058,483.42